UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date or report (Date of earliest event reported)	May 6, 2003

EDELBROCK CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-24802	33-0627520

(State or other jurisdiction of incorporation	(Commission File No.)	(IRS Employer Identification No.)

2700 California Street, Torrance CA	90503

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	310-781-2222

Not Applicable

(Former name and address)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT 99.1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

Exhibit No.	Description

99.1	Press release issued May 6, 2003

ITEM 9. REGULATION FD DISCLOSURE.

On May 6, 2003, Edelbrock Corporation (the “Company”) issued a press release discussing its results of operations and financial condition for its third quarter ended March 25, 2003.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” in accordance with the interim guidance provided by the Securities and Exchange Commission (the “SEC”)in Release No. 33-8216 issued March 27, 2003. The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: May 6, 2003	By:	/s/ Jeffrey L. Thompson

Jeffrey L. Thompson,

	Its:	Executive Vice President Chief Operating Officer and Director